UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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TELEWEST GLOBAL, INC.
(Name of Registrant as Specified In Its Charter)
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Filed by Telewest Global, Inc.
Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934

This filing consists of certain communications made in connection with the announcement of an Agreement and Plan of Merger among Telwest Global, Inc., NTL Incorporated and Merger Sub Inc., dated as of October 2, 2005.

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Dear Colleague,

Post Conference Brochure

I hope that you found the senior leaders’ conference on 10 October a valuable event. I found it an excellent opportunity for both businesses to get together within such a short period of time after the initial proposed merger announcement.

Please find enclosed a brochure that captures much of the information that we discussed at the conference with a particular focus on our next steps in terms of the collaborative phase, how it will be managed and how we will approach this work with our future colleagues in ntl. I know that for many of you this work has already started. I see this phase of work as a real opportunity to ensure that we identify and exploit the best of both businesses in planning for the new company.

Hopefully this document will be useful not only for your own information but also as an aid in communicating our progress and next steps in the collaborative phase with your teams.

We will be communicating more widely over the coming weeks, with all of our colleagues, as and when key milestones are met in the collaborative phase and when decisions have been made.

Thank you for your continued support.

Kind regards

Cob Stenham

Chairman

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between NTL Incorporated (“ntl”) and Telewest, Inc. (“Telewest”), the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Telewest’s or ntl’s future expectations, beliefs, goals or prospects constitute forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. When used in this document, the words “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “estimates”, “projects”, “positioned”, “strategy”, and similar expressions or statements that are not historical facts, in each case as they relate to ntl and Telewest, the management of either such company or the proposed transaction, are intended to identify those expressions or statements as forward-looking statements.  In addition to the risks and uncertainties noted in this document, there are certain factors, risks and uncertainties that could cause actual results to differ materially from those anticipated by some of the statements made, many of which are beyond the control of ntl and Telewest.  These include: (1) the failure to obtain and retain expected synergies from the proposed transaction, (2) rates of success in executing, managing and integrating key acquisitions, including the proposed acquisition, (3) the ability to achieve business plans for the combined company, (4) the ability to manage and maintain key customer relationships, (5) delays in obtaining, or adverse conditions contained in, any regulatory or third-party approvals in connection with the proposed acquisition, (6) availability and cost of capital, (7) the ability to manage regulatory, tax and legal matters, and to resolve pending matters within current estimates, (8) other similar factors, and (9) the risk factors summarized and explained in our Form 10-K.  For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Additional Information and Where to Find it

This filing may be deemed to be solicitation material in respect of the proposed merger of ntl and Telewest.  In connection with the proposed merger, ntl and Telewest will file a joint proxy statement / prospectus with the U.S. Securities and Exchange Commission (the “SEC”).  INVESTORS AND SECURITY HOLDERS OF NTL AND TELEWEST ARE ADVISED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The final joint proxy statement / prospectus will be mailed to stockholders of ntl and Telewest.  Investors and security holders may obtain a free copy of the joint proxy statement / prospectus, when it becomes available, and other documents filed by ntl and Telewest with the SEC, at the SEC’s web site at http://www.sec.gov.  Free copies of the joint proxy statement / prospectus, when it becomes available, and each company’s other filings with the SEC may also be obtained from the respective companies.

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Free copies of Telewest’s filings may be obtained by directing a request to Telewest Global, Inc., 160 Great Portland Street, London W1W 5QA, United Kingdom, Attention: Investor Relations.

Participants in the Solicitation

ntl, Telewest and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from their respective stockholders in favour of the merger. Information regarding ntl’s directors and executive officers is available in ntl’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 5, 2005. Information regarding Telewest’s directors and executive officers is available in Telewest’s proxy statement for its 2005 annual meeting of stockholders, while was filed with the SEC on April 11, 2005. Additional information regarding the interests of such potential participants will be included in the joint proxy statement / prospectus and the other relevant documents filed with the SEC when they become available.

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Contents

• Introduction	page 2	Additional information and where to find it

• Overview	page 3

This information may be deemed to be solicitation material in respect of the proposed merger of NTL Incorporated (“NTL”) and Telewest Global, Inc. (“Telewest”). In connection with the proposed merger, NTL and Telewest will file a joint proxy statement / prospectus with the U.S. Securities and Exchange Commission (the “SEC”). Investors and security holders of ntl and telewest are advised to read the joint proxy statement / prospectus and any other relevant documents filed with the sec when they become available because those documents will contain important information about the proposed merger. The final joint proxy statement / prospectus will be mailed to stockholders of NTL and Telewest. Investors and security holders may obtain a free copy of the joint proxy statement / prospectus, when it becomes available, and other documents filed by NTL and Telewest with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the joint proxy statement / prospectus, when it becomes available, and each company’s other filings with the SEC may also be obtained from the respective companies. Free copies of NTL’s filings may be obtained by directing a request to NTL Incorporated, 909 Third Avenue, Suite 2863, New York, New York 10022, Attention: Investor Relations. Free copies of Telewest’s filings may be obtained by directing a request to Telewest Global, Inc., 160 Great Portland Street, London W1W 5QA, United Kingdom, Attention: Investor Relations.

• UK cable coverage	page 4

• Integration	page 5

• Deliverables	page 6

• Making a fast start	page 7

• Project governance	page 8

• Workstreams	page 9

• Collaborative Phase Overview	page 10

• Working together	page 11

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the solicitation

NTL, Telewest and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from their respective stockholders in favour of the merger. Information regarding NTL’s directors and executive officers is available in NTL’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 5, 2005. Information regarding Telewest’s directors and executive officers is available in Telewest’s proxy statement for its 2005 annual meeting of stockholders, while was filed with the SEC on April 11, 2005. Additional information regarding the interests of such potential participants will be included in the joint proxy statement / prospectus and the other relevant documents filed with the SEC when they become available.

Forward looking statements

This information may contain certain statements regarding the proposed transaction between NTL and Telewest, benefits and synergies of the transaction, future opportunities for the combined company and products and other statements regarding Telewest’s or NTL’s future expectations, beliefs, goals or prospects. Such statements constitute forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. When used in this document, the words “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “estimates”, “projects”, “positioned”, “strategy”, and similar expressions or statements that are not historical facts, in each case as they relate to NTL and Telewest, the management of either such company or the proposed transaction, are intended to identify those expressions or statements as forward-looking statements. In addition to the risks and uncertainties noted in this document, there are certain factors, risks and uncertainties that could cause actual results to differ materially from those anticipated by some of the statements made, many of which are beyond the control of NTL and Telewest. These include: (1) the failure to obtain and retain expected synergies from the proposed transaction, (2) rates of success in executing, managing and integrating key acquisitions, including the proposed acquisition, (3) the ability to achieve business plans for the combined company, (4) the ability to manage and maintain key customer relationships, (5) delays in obtaining, or adverse conditions contained in, any regulatory or third-party approvals in connection with the proposed acquisition, (6) availability and cost of capital, (7) the ability to manage regulatory, tax and legal matters, and to resolve pending matters within current estimates, (8) other similar factors, and (9) the risk factors summarized and explained in our Form 10-K. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

1 Together. Stronger.

Welcome to the Team

Integrating the ntl and Telewest businesses will be the largest programme that either company has ever undertaken. This document provides you with a rationale for the merger and how we intend to manage the integration process. It also outlines how we will make a fast start.

As we set about creating the UK’s second largest communications company and leading triple play service provider, it is vital that we work together as a team from the start. This union has the potential to create the premier communications and entertainment company in the UK, offering services to nearly 13 million homes and over 100,000 businesses, but we will only achieve this goal if we succeed in building on the best from both companies. I am therefore very pleased that we were able to bring together all the senior management from both ntl and Telewest only one week after announcing the transaction. Thank you all for attending and participating.

Let’s not forget what we are building here. The combined company will have nearly 5 million residential customers. Together we will have close to 10 million revenue generating units across our three core products of Broadband, Telephony and TV. We will also have a business division that is uniquely well-positioned to compete and a content business that provides us with a real strategic advantage in a very competitive marketplace. However, uniting UK cable under a single company brings more than just depth, breadth and scale. We also have a unique opportunity to become a smarter, sleeker, more efficient and effective organisation, focused on providing both residential and business customers with excellent products and services.

This union finally brings together all of the separate cable franchises that were created so many years ago. After many difficult years, both ntl and Telewest are now well known and successful in their own right, albeit still some way short of their potential. Together, we can finally realise that potential and be even stronger.

We now enter our first phase of collaboration. This phase is critical to the success of our future plans. Our cooperation now will form the bedrock for the integration and transformation of our business. For the first time we will be drawing on the collective resources, expertise and experience of both organisations and I am confident that, working together, we can develop the blueprint for future success.

With this in mind we should approach collaboration with some basic principles, ensuring we get the best from both companies in some areas and further improving the way we both do business in other areas. Customers must remain at the heart of our activities and, as always, we cannot lose focus on our day-to-day activities.

The collaborative phase requires the coordination of many people and projects. To manage and guide this coordination, we have established a merger office, led by Shai Weiss from ntl and Neil Smith from Telewest. You will probably hear more from them and see more of them than you might want over the next few months, but I’m confident that they will handle this complex task well and help get the merger off to a great start.

As I said at the meeting, thank you all for your contributions to date. You have made ntl and Telewest into vibrant organisations and your on-going commitment will ensure we create a world-class company.

Simon Duffy
President & Chief Executive Officer
ntl

2 Together. Stronger.

Overview

ntl and Telewest are leading communications and media groups providing services to UK residential, business and government customers. Current business initiatives include leading the drive to create Broadband Britain, introducing innovative digital services such as video on demand and new offers and packages aimed at providing customers with better value.

Number of employees	10,204	8,500

Products	• Consumer - multi-channel television, telephone and internet.	• Consumer – multi-channel television telephone and internet.
	• Business - corporate sector data, internet and voice services.	• Business - corporate sector data, internet and voice services.
• Content – Flextech own and operate pay and free-to-air channels and partner with the BBC on UK TV.

Networks	Passes and markets to 7.9m homes and 570,000 businesses (within 200m)	Passes and markets to 4.7m homes and 580,000 marketable business base

Customers	3.1m residential customers and 5.96m RGUs. Triple play penetration at 25.4%.	1.8m residential customers and 3.9m RGUs. Triple play penetration at 32.8%.
	52,000 Business customers	46,000 Business customers
- more than 70,000k business sites

Revenue	• Revenues - £1,991m	• Revenues - £1,383m
	– Consumer - £1,531m	– Consumer - £987m
	– Business - £460m	– Business - £250m
– Content - £146m

3 Together. Stronger.

UK Cable Coverage

From Glasgow to Bristol, Belfast to Bournemouth, Newcastle to Brighton, cable offers a compelling proposition for residential and business customers. The creation of a single UK cable company will finally bring together all of the diverse franchises and operations that were created so many years ago. This is a combination driven by compelling logic. On completion of the transaction we will be able to garner our combined resources for the benefit of our existing and potential customers. Together we will create a formidable competitor to the likes of BT, Sky and others.

* Calculation of Combined Revenue

The statements of combined revenues are estimates and have been calculated by adding similar category information derived from the companies’ separate filings with the Securities and Exchange Commission for each of their past four fiscal quarters. This data has not been adjusted to reflect, for example, inter-company amounts, differences in accounting policies or other matters. Consequently, this measurement method may result in amounts that differ from those that the companies or the combined company may use in the future.

Figures: 12 months to June 30 2005.

4 Together. Stronger.

Integration

Objectives	Principles

Our objectives are to create a merged entity that:	There are a number of key principles:

•      At a minimum maintains the existing growth trajectories of  the both companies but preferably utilises the increased scale to accelerate growth.

•      Realises costs synergies that deliver and preferably exceed a demanding set of targets.

•      Establishes the organisation, processes and systems to achieve the end-state for a competitive UK cable company offering communication and entertainment services.

•      A focus on the customer will be retained at all times.

•      The senior management team will be decided in the early stages of the merger to provide top down clarity to the process.

•      Cultural issues will be given a high priority.

•      All decisions on people, processes and methodologies will be fact based.

•      There will be comprehensive communication to the employees of both ntl and Telewest and to our external stakeholders.

•      We will prioritise those projects that are required to create the merged entity, those that have significant financial impact and any with long-term strategic benefit.

•      We will ensure our day to day operations continue to operate to a high standard.

•      The project will operate under strong governance and tight process controls.

5 Together. Stronger.

Deliverables

The integration project has a number of defined deliverables:	Collaborative Phase Planning

•      Blueprint for the merged organisation detailing organisation structure, key processes and management systems.

•      Project architecture (steering group, workstreams) to support the implementation process.

This phase is the one that commences immediately and will lead to the implementation phase which in most cases can begin in earnest only post transaction closure and receipt of regulatory approval. It is based on detailed work that has been undertaken by many of you in the period leading to announcement.

• Definition of the key projects to rapidly implement the merged organisation each with:	– Joint assessment of the key operational projects within each workstream, reviewing the timeframes, costs, interdependencies and benefits.

–      Accountability

–     Clearly defined and motivated teams with specific roles and responsibilities

–      Implementation plans

–     Identification of interdependencies and optimal sequence

–     Synergies (nature, timing, quantity and cost required to realise)

•      Project control mechanism to ensure all project milestones and synergies are realised or exceeded.

•      Detailed plans for day of transaction closure.

–     Development of the Blueprint (structures, processes, systems) for the merged entity.

–     Detailed implementation planning.

–     Development of the project control framework for the implementation phase.

Integration

Implementation of the identified workstream projects against clear schedules, resource plans, project control metrics and results plans. Once the integration project is complete activities will move into business as usual.

Analysis

•      Assessment of key projects

•      Process/network mapping

•      Organisation structures

Solution design

•      Optimised Blueprint

–                Structure

–                Processes

–                Systems

Implementation Planning

•      Migration Path/timetable

•      Operational requirements

•      Staff structures

6 Together. Stronger.

Making a Fast Start

11 workstreams have been created.	Initially created within ntl, the draft documentation is ready for
Each has identified the key projects that need to be implemented	input from the Telewest team within a review and validation
within its division or function to create a merged entity and	stage. Additional projects and ideas will no doubt also appear.
deliver the targeted synergies, growth and organisation
capability.
Across these workstreams there are currently 87 projects, each of which has documented:
The workstreams are:
• Consumer
• Business	• The synergies
• Customer	• The project plan containing:
• Networks	– Responsibilities
• IT • Central Support	– Make up of collaborative phase and implementation phase teams
• Purchasing • Brand	– Detailed collaborative phase planning with resource requirements
• HR • Organisational Development	– Implementation phase planning with resource requirements
• Day One	• Interdependencies within and across workstreams

The workstreams have also drafted the existing organisational structure, key processes and management information systems within their division or function as input to the process of creating the Blueprint for the merged entity. Implementation of the Blueprint will not take place until after closing, following receipt of regulatory approval.

The objective of each workstream is to design and implement a Blueprint for its division or function encompassing organisational structure, key processes, management information systems, goals, operating principles and, in doing so, to realise or exceed the targeted synergies.

• The workstreams are responsible for the design and execution of the implementation projects within their scope and the delivery of targeted benefits.
• The support teams are responsible for providing functional expertise and support on those issues that are cross-workstreams. This support process will be coordinated by the Merger Office.

Where required, the project will establish clean rooms for data that cannot be shared during the collaborative phase.

7 Together. Stronger.

Project Governance

The management and control structure can be depicted as follows:	Governance of the project is designed to operate along the following principles:

• Office of the Chairman
Overall direction and strategy

• Steering Group
Delivery of the project and major operational decisions

The Merger Office

Led by Shai Weiss (ntl) and Neil Smith (Telewest) with responsibility for the day-to-day management of the project. Is accountable for the execution of the project schedule, management of the many project interdependencies and delivery of the merged organisation and targeted benefits.

8 Together. Stronger.

Workstreams

•     Consumer
Creation of an integrated Consumer organisation that brings to market a harmonised and competitive residential product set.

•     Business
Creation of an integrated Business organisation offering harmonised business products to targeted customers.

•     Customer
Creation of an integrated customer service organisation to deliver enhanced operations.

•     Networks
Creation of an integrated Networks organisation and a national network capable of delivering the combined company’s product strategy and of competing with BT’s 21st Century Network.

•     IT
Creation of an integrated IT organisation and a unified technology infrastructure that provides the merged company with the foundation for growth and supports the workstreams in meeting their customer facing challenges.

•     Central Support
Creation of single finance and other central corporate function organisations and the development of key process and information systems in each area based on best practice within the two companies.

•     Purchasing
Creation of a single Purchasing and Logistics group, rationalisation of the supply base and logistics infrastructure and development of systems and processes for the merged entity based on best practice within the two companies.

•     Brand
Development and implementation of a unified Brand strategy for the merged company.

•     HR
Creation of a single HR and L&D Organisation and development of HR and L&D systems, processes and policies for the merged company. Support and guidance for the Workstreams through the merger process.

•     Organisational Development
Design and implementation of the high level organisational structure. Design of the overall organisational structure with detailed implementation plans, and guidance for the individual workstreams with their OD work.

•     Day One
Management of all critical activities on the Day of Closure to ensure a smooth transition to the merged company and a fast start for implementation.

9 Together. Stronger.

Collaborative Phase Overview

Objectives

The objective of the Collaborative Phase is to create the teams, plans, structure and control mechanisms required:

•      To manage the merger of ntl and Telewest.

•      To achieve the goals of growth and of the realisation of synergies.

•      To create the organisation, process and systems to achieve the optimal end-state for a UK cable company.

•      To ensure the organisational structure and implementation process is designed and approved.

Deliverables

The deliverables for the Collaborative Phase are:

•      A blueprint for the merged entity encompassing goals and operating principles, key processes, management information systems and organisational structure.

•      The key projects required to deliver the Blueprint for the merged company.

•      Detailed implementation schedules for each project with clear responsibilities, resources, timeframes, interdependencies, risk assessment and deliverables (operational and financial).

•      Implementation Phase project architecture including structure, charters, teams, project controls

Process

The Collaborative Phase process is divided into 4 distinct phases:

•      Communication

–      Introduction to all participants in the Collaborative Phase including an overview of the project work done to date and the objectives, processes and timeframes.

–      Key developments in the planning process will be communicated more widely within both businesses as decisions are made.

•      Review of Operational Projects and Synergies

–      Assessment by each workstream of the projects and synergies within its division or function, including the identification of those areas requiring further investigation.

•      Development of the Blueprint

–      Development, within each workstream, of the key processes, management information systems and organisation structure for its division or function.

•      Implementation Planning

–      Detailed implementation planning of the key projects to realise the synergies and implement the Blueprint.

Day 15, 30 and 90

What should you expect to see on Day 15, 30 and 90 of the Collaborative Phase?

•      Day 15

–      Every member of the team should have received full introduction to the integration project and participated in the workstream kick-off meeting. By day 15 the teams will have reviewed the work done to date and identified the areas that will require further investigation.

•      Day 30

–      The development of the Blueprint is well underway, the key processes have been formed and the synergies will have been remodelled based on Telewest information and insight. The teams are beginning to come together around the emerging shared goals. The organisational design and selection process will have been agreed and approved, and it is anticipated that the initial activity will have commenced.

•      Day 90

–      Plans are finalised, have been formally approved and are ready to begin the implementation process as soon as closure is confirmed. The project architecture for the implementation phase is fully defined (steering group, merger office, workstreams, project control mechanisms). Detailed Day One plans are in place for each workstream to ensure that all aspects of the day of closure run smoothly.

10 Together. Stronger.

Working Together

Competition

Even now that ntl and Telewest have entered into a legally binding agreement aimed at bringing about the merger of the two businesses, competition law will continue to apply to the two companies until such time as the UK Competition authorities have cleared the merger and the transaction has been completed.

The criminal offences for hardcore cartels aimed at individuals (which apply to all employees and not just to directors) remain relevant. Accordingly, it would be a criminal offence for employees of ntl and Telewest to agree to fix prices, to share markets or allocate customers or to engage in bid rigging.

Moreover, the prohibitions against anti-competitive agreements and conduct contained in the Competition Act will continue to apply with the consequence that ntl or Telewest could be the subject of material fines if infringements are committed between the periods from contract to completion. Accordingly, no agreement (including oral agreements and gentlemen’s understandings) relating to pricing for customers or third party suppliers should be made without specific clearance from your legal department or regulatory department.

Existing cooperative arrangements that have been approved by your Legal Department can, in principle continue. As regards procurement issues generally, each of Telewest and ntl should remain free to choose what products/content it wishes to purchase and in what quantities. Similarly, each company should remain free to package and price their retail offerings as they individually see fit.

As regards the exchange of commercially sensitive information, the approach that was adopted prior to the merger announcement should continue, that is, information subject to a Confidentiality Agreement between ntl and Telewest which is exchanged to limited individuals on a need to know basis can continue. However, such information should not be disseminated any more widely throughout the business until completion of the transaction, and information relating to individual customers’ prices (other than those that are in the public domain, for example, in relation to our retail businesses) should not be disclosed as between the parties.

Where practicable, individuals should continue to avoid ad hoc meetings which lack written agendas, and where meetings do take place, notes should continue to be taken.

SEC

Both ntl and Telewest are U.S. public companies subject to regulation under the U.S. federal securities laws.

They remain separate companies, with separate obligations to deal appropriately with material non-public information about the other, until the merger closes.

The non-public information that ntl and Telewest provide to each other prior to the closing of the merger is provided on a confidential basis and is subject to restrictions on its disclosure to third parties. Some of this information may be market sensitive. You should not disclose any information that you obtain about ntl and Telewest to anyone outside of those in ntl and Telewest who need to know the information.

Disclosure of ntl and Telewest information to unauthorised persons, particularly if they are outside of ntl and Telewest, may subject the persons responsible for that disclosure to civil or even criminal liability under the U.S. securities laws and other laws. You should advise your ntl Legal Department if you become aware of any such unauthorised disclosures. Particularly because you may be in possession of, or may come to possess, material non-public information about ntl or Telewest, you are prohibited from purchasing or selling ntl or Telewest shares during this period.

The prohibition on purchases is absolute; the prohibition on sales can only be waived by your General Counsel, and only in circumstances where the prospective seller is not in possession of material non-public information about ntl or Telewest and can make a showing of personal hardship.

Certain material developments in respect of ntl and Telewest are subject to public disclosure requirements during this period, or otherwise may affect the transaction. Your General Counsel should be advised if you become aware of material issues relating to Telewest, ntl or the transaction.

Data Protection Act

Whilst ntl and Telewest remain separate companies, each organisation must ensure that they continue to process personal data in line with the obligations that are placed upon them by the various pieces of legislation such as: the Data Protection Act, Freedom of Information Act, and the Privacy and Electronic Communications Regulations.

Of particular importance is the Data Protection Act. This will continue to prohibit the processing of personal information without the consent of that individual. Any exchange or transfer of personal information, such as customer or employee data, must comply first with the guidelines referred to above. If it does, then any such exchange must also comply with the principles of good information handling and any internal data protection policies of ntl and Telewest.

11 Together. Stronger